CONSOLIDATED BALANCE SHEETS - USD ($)	Dec. 31, 2022	Dec. 31, 2021
Current
Cash	$ 9,803	$ 4,085
Advances receivable	15,282	16,016
Total current assets	25,085	20,101
Total assets	25,085	20,101
Current
Accounts payable	115,976	144,313
Accrued liabilities	62,514	72,284
Due to related parties	888,484	588,377
Total current liabilities	1,066,974	804,974
Loan	25,976	25,079
Total liabilities	1,092,950	830,053
SHAREHOLDERS' DEFICIENCY
Authorized 500,000,000 Common Shares, $0.0008 per share par value Issued and outstanding 38,906,742 Common Shares (December 31, 2021 - 38,906,742)	31,125	31,125
Additional paid-in capital	43,325,272	43,325,272
Deficit accumulated during the exploration stage	(44,424,262)	(44,166,349)
Total shareholders' deficiency	(1,067,865)	(809,952)
Total liabilities and shareholders' deficiency	$ 25,085	$ 20,101